Welcome to the American Battery Technology Company FY24 Earnings Call

THE MEETING WILL BEGIN MOMENTARILY

ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY

FY 2024 Financial Summary Presentation

Shareholder Presentation
September 23, 2024

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company") management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, risks and uncertainties related to the Company’s ability to continue as a going concern; interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2024. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

Agenda

- CEO Opening Remarks
- ABTC Business Lines
  - Lithium-Ion Battery Recycling Status
  - Primary Claystone to Lithium Hydroxide Status
- Financial Summary
- Closing



Ryan Melsert
Chief Executive Officer



Jesse Deutsch
Chief Financial Officer

ABTC Business Lines

1. A robust and **cost-competitive battery recycling industry** can ***close-the-loop*** and make a meaningful impact on near-term domestic supply

2. However, recycling alone cannot meet growing demand, therefore **domestic manufacturing of primary battery metals** needs to be ramped rapidly to ***fill-the-loop*** with low-cost and low environmental impact material

3. In addition to manufacturing primary battery metals, **domestic mineral resources need to be developed** in order to supply the primary feed for these facilities



End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
1
Lithium-Ion Battery Recycling
2
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
3
Mineral Resource Development

FY 2024 Financial Summary

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

	FY24	FY23	Notes
Revenue	$344k	$0	First company revenue, generated from sales of commercial quantities of recycled products
Funding from Government Grants	$3.3M	$0.9M	Increase as additionally awarded grants contracted within fiscal year
Cash			
Used in Investing Activities	$12.9M	$36.7M	Reduction in capital expenses for first recycling facility
Used in Operating Activities	$16.7M	$13.4M	Increased operations at first battery recycling facility
Used in Redemption of Convertible Notes	$18.0M	$0	Redemptions of $25M Note that was issued in August 2023
Cash Balance, end of year	$7.0M	$2.3M	Increase in balance
Remaining Balance on Contracted Government Grants, *end of year**	$67.4M	$1.9M	Significant balance remaining on contracted multi-year government grants
Allocated Transferrable Investment Tax Credits, *end of year*	$59.6M	$0	Significant allocated award to be monetized

Battery Recycling Business

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

FY24 Goals	Actions
• Accelerate implementation of first recycling facility	• Purchased existing vacant facility, rapid installation of processing equipment throughout Summer 2023 • Start of Operations in Fall 2023
• Once commissioned, ramp throughput of facility	• Added shift counts throughout year
• Manufacture commercial quantities of recycled products to be sold into domestic market	• First commercial quantities of recycled product sold in FYQ4
• Enable facility to manufacture higher value add battery grade metals	• Procurement, installation, and commissioning of ABTC hydrometallurgical train underway
• Develop processes to recycle additional non-metal portions of batteries	• ABTC won additional competitive US DOE grant for $10M project to commercial its R&D technologies for advanced battery separation technologies

Battery Recycling Business

ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY

Company Revenue, Sale of Recycled Products



Recycled Product Sales

1) Sales of recycled metals and intermediate black mass filter cake
2) Sold to strategic customers and to metal brokers
3) Initial sales occurred within FY24 prior to June 30, 2024, ongoing sales from operations of first recycling facility

Battery Recycling Business

New Chief Operating Officer



Steven Wu
ABTC Chief Operating Officer

Primary Responsibilities

1) Driving ramp rate and operational efficiencies of Recycling facility
2) Operations of claystone to lithium hydroxide integrated demonstration facility
3) Leading definition and achievement of KPIs/OKRs and company milestones

Previous Experiences

1) **Rivian**, Director of Product, Programs, Systems, and Triage
2) **Nuro**; Head of New Product Introduction
3) **Uber**; Operations Group Manager
4) **Apple**; Global Supply Manager

Battery Recycling Business

US DOE Grant: $10M for Commercialization of ABTC Advanced Battery Recycling Technologies



Bipartisan Infrastructure Law: *Electric Drive Vehicle Battery Recycling and Second Life Applications*

U.S. DEPARTMENT OF ENERGY

NEVADA

Battery Recycling and Technology Process Selections

PROJECT NAME: Advanced Separation and Processing Technologies for Enhanced Product Recovery and Improved Water Utilization, Cost Reduction, and Environmental Impact of an Integrated Lithium-Ion Battery Recycling System

APPLICANT: American Battery Technology Company (Reno, NV)

Federal Cost Share: $9,999,378

Recipient Cost Share: $10,000,622

Supply Chain Segment: Recycling

Project Description:
American Battery Technology Company (ABTC) and its partners will validate, test, and deploy at pre-commercial scale three disruptive advanced separation and processing technologies to its existing lithium-ion battery recycling facility to further enhance economic competitiveness, reduce environmental impact, and re-integrate an even greater percentage of the constituent components to the domestic battery manufacturing market. ABTC will work in partnership with Novonix Group, University of Nevada, Reno (UNR), University of Utah (U of U), North Carolina State University (NCSU), National Renewable Energy Laboratory (NREL), Argonne National Laboratory (ANL), and Idaho National Laboratory (INL), and with downstream material validation and offtake by Dainen Material, Novonix Group, and IM3NY.

ABTC has developed and is constructing an integrated pre-commercial scale recycling facility that will operate with many of these baseline technologies, however it has also developed several enhanced separation and processing techniques that will allow for the recovery of additional products and further reduction of energy and water consumption and life cycle greenhouse gas emissions. Through this proposed project, ABTC and its partners will validate and optimize each of these advanced technologies at the bench scale, then manufacture qualification batches of these products for evaluation and testing by downstream partners, followed by the scale-up of these advanced systems for integration into ABTC's existing pre-commercial scale lithium-ion battery recycling facility.

American Battery Technology Company is currently building a battery recycling facility located in Fernley, Nevada. The initial plant capacity will be able to process 20,000 metric tons per year of end-of-life batteries and battery manufacturing waste, scaling up to 100,000 metric tons per year. ABTC's Lithium-Ion Battery Recycling Pilot Plant will be an entirely new construction consisting of three functional building areas totaling approximately 100,000 square feet of floor space with 60,000 square feet dedicated production space.

Next Generation Advanced Battery Recycling Technology Development

1) Separation, recovery, purification, and low-temperature catalytic regraphitization of active anode materials
2) Recovery, purification, and refinement of liquid electrolyte and dissolved species
3) Non-thermal based crystallization of battery grade lithium hydroxide

Project Start Date	**October 2023**
Project End Date	**March 2027**
Awarded Amount	**$10.0M**
Received	**$0.6M**
Remaining	**$9.4M**

Battery Recycling Business

US DOE / IRS Award: $20M Qualifying Advanced Energy Project Credit Allocation, IRS 48C

First Battery Recycling Facility: Reno, NV


Department of Energy

Biden-Harris Administration Announces $4 Billion in Tax Credits to Build Clean Energy Supply Chain, Drive Investments, and Lower Costs in Energy Communities

MARCH 29, 2024

Energy.gov »
Biden-Harris Administration Announces $4 Billion in Tax Credits to Build Clean Energy Supply Chain, Drive Investments, and Lower Costs in Energy Communities

Historic Incentives in President Biden's Investing in America Agenda are Supporting Over 100 American-Made Clean Energy Manufacturing, Critical Minerals, and Industrial Decarbonization Projects, Bolstering Domestic Supply Chains, Lower Costs, and Create Good-Paying American Jobs

WASHINGTON, D.C. — The U.S. Department of Energy (DOE), the U.S. Department of Treasury, and the Internal Revenue Service (IRS) today announced $4 billion in tax credits for over 100 projects across 35 states to accelerate domestic clean energy manufacturing and reduce greenhouse gas emissions at industrial facilities. Projects selected for tax credits under the **Qualifying Advanced Energy Project Tax Credit (48C)**, funded by President Biden's Inflation Reduction Act, span across large, medium, and small businesses and state and local governments, all of which must meet prevailing wage and apprenticeship requirements to receive a 30% investment tax credit. Of the $4 billion tax credits, $1.5 billion supports projects in historic energy communities. These projects will create good-paying jobs, lower energy costs, and support the climate, supply chain, and energy security goals of the Biden-Harris Administration's Investing in America agenda.

Qualified Tax Credit, $20M

1) Highly competitive process, two-stage proposal beginning in Fall 2023, <9% of proposals funded
2) Can receive up to $20M credit applied against capital expenditures of first battery recycling facility
3) Credits are also transferrable, and can be sold to other companies for monetization

Credit Award Date	**March 2024**
Allocated Amount	**$19.6M**
Received	**$0.0M**
Remaining	**$19.6M**

Battery Recycling Business

Strategic Partnerships & Industry OEMs

- Strong partnerships for the offtake of battery grade metals
- Negotiations with virtually all automotive OEM's, cell manufacturers, material refiners, and material brokers within North America
- Under bid and/or negotiation for more feedstock material than could be processed in 10 years in first battery recycling near Reno, NV
- Many of these multi-year offtake bids include building additional recycling facilities co-located with upstream feedstock suppliers and/or downstream chemical refiners
- Site selection and regional negotiations underway for additional battery recycling facilities

Battery Recycling Business

US DOE / IRS Award: $40M Qualifying Advanced Energy Project Credit Allocation, IRS 48C

Second Battery Recycling Facility: TBD



Department of Energy

Biden-Harris Administration Announces $4 Billion in Tax Credits to Build Clean Energy Supply Chain, Drive Investments, and Lower Costs in Energy Communities

MARCH 29, 2024

Energy.gov »

Biden-Harris Administration Announces $4 Billion in Tax Credits to Build Clean Energy Supply Chain, Drive Investments, and Lower Costs in Energy Communities

Historic Incentives in President Biden's Investing in America Agenda are Supporting Over 100 American-Made Clean Energy Manufacturing, Critical Minerals, and Industrial Decarbonization Projects, Bolstering Domestic Supply Chains, Lower Costs, and Create Good-Paying American Jobs

WASHINGTON, D.C. — The U.S. Department of Energy (DOE), the U.S. Department of Treasury, and the Internal Revenue Service (IRS) today announced $4 billion in tax credits for over 100 projects across 35 states to accelerate domestic clean energy manufacturing and reduce greenhouse gas emissions at industrial facilities. Projects selected for tax credits under the **Qualifying Advanced Energy Project Tax Credit (48C)**, funded by President Biden's Inflation Reduction Act, span across large, medium, and small businesses and state and local governments, all of which must meet prevailing wage and apprenticeship requirements to receive a 30% investment tax credit. Of the $4 billion tax credits, $1.5 billion supports projects in historic energy communities. These projects will create good-paying jobs, lower energy costs, and support the climate, supply chain, and energy security goals of the Biden-Harris Administration's Investing in America agenda.

Qualified Tax Credit, $40M

1) Highly competitive process, two-stage proposal beginning in Fall 2023, <9% of proposals funded
2) Can receive up to $40M credit applied against capital expenditures of second battery recycling facility
3) Credits are also transferrable, and can be sold to other companies for monetization

Credit Award Date	**March 2024**
Allocated Amount	**$40.5M**
Received	**$0.0M**
Remaining	**$40.5M**

Battery Recycling Business

US DOE Grant: Selected for a $150M to Support Construction of Second Commercial Battery Recycling Facility*

American Battery Technology Company

Project Name: Commercial Scale Battery Recycling Facility for the Manufacturing of Domestic Critical Battery Minerals
Applicant: ABTC (American Battery Technology Company)
Location: South Carolina
Status: Round 2 Selectee
Federal Cost Share: $150,000,000
Supply Chain Segment: Recycling

Project Description:
American Battery Technology Company (ABTC) plans to construct a new commercial scale lithium-ion battery recycling facility to process approximately 100,000 tonnes of battery materials per year from its battery manufacturer and automotive OEM partners. For this project, these partnerships and stakeholders include feedstock supplier and critical mineral product offtaker BASF; global engineering, procurement, and construction (EPC) firm Siemens; the Clemson University International Center for Automotive Research (CU-ICAR); the Argonne National Laboratory (ANL) ReCell Center; the Argonne National Laboratory Sustainable Transportation Education & Partnerships (STEP) department, and the South Carolina Electric Transportation Network (SCETNetwork). ABTC's facility will produce battery grade critical battery minerals including nickel, cobalt, manganese, copper, aluminum, and graphite along with lithium hydroxide for resale back to its partners to create a domestic U.S. closed-loop manufacturing supply chain.

ABTC has already established its proven lithium-ion battery recycling technologies in bench operations, pilot operations, and now in its existing commercial scale recycling facility near Reno, Nevada. This new recycling facility will utilize these proven technologies in a commercially competitive site that is strategically-aligned in both scale and location with ABTC's commercial battery manufacturing and automotive OEM partners in order to implement a set of domestic closed-loop operations.

Community Benefits Plan
Through this project, ABTC intends to employ a proactive, community-driven engagement model to build an energy equity, sustainable circular manufacturing ecosystem to create 1,200 construction jobs and 300 operations jobs. ABTC is partnering with government entities and local educational institutions, such as Argonne National Laboratory STEP and Clemson University, to create career pathways for new entrants to this domestic battery recycling industry. ABTC also plans to work with the DOE's Battery Workforce Challenge to create new job pathways for university and trade school students.

Construction of Second Commercial Battery Recycling Facility

1) Facility to manufacture critical battery minerals including nickel, cobalt, manganese, and lithium
2) Planned design throughput of 100,000 tonnes/year
3) Planned to be co-located with strategic partners in Southeast US



MESC
Accelerating Domestic Supply Chain for Battery Manufacturing
ROUND 1 AWARDEES & ROUND 2 SELECTEES
ENERGY.GOV/MESC
KEY
Round 1 Awardee
Round 2 Selectee
Raw Materials
Separation & Processing
Component Manufacturing
Battery Manufacturing
Recycling

Project Start Date	**TBD 2025**
Project End Date	**TBD 2029**
Award Selection Amount	**$150.0M**
Received	**$0.0M**
Remaining	**$150.0M**

*Contracting in progress

Battery Recycling Business

ABTC Property and Partially Constructed Recycling Facility in Fernley, Nevada



Rendering of completed facility

- Partially constructed facility on Logan Lane, on market for sale
- ABTC prioritizing recycling facility on Peru Drive
- Additional battery recycling facilities to be co-located with strategic partners and distributed geographically

Claystone to LiOH Business

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

FY24 Goals	Actions
• Complete 3rd drill program at Tonopah Flats Lithium Project (TFLP) and upgrade resource classification	• Initial Assessment (IA) published and included the majority of resource updated to Measured and Indicated classification
• From bench scale trials, demonstrate economic viability of commercial scale mineral extraction and refining at TFLP	• Published IA demonstrates competitive commercial scale production costs of ~$4,600/tonne
• Demonstrate process viability in integrated system in continuously operating fashion	• Constructed and commissioned multi-tonne per day integrated pilot system, supported by competitive $2.3M grant from U.S. DOE
• Manufacture battery grade product from integrated pilot scale system	• Battery grade lithium hydroxide monohydrate manufactured from pilot system, witnessed by visit from U.S. Secretary of Energy Jennifer Granholm
• Begin process for sale of battery grade lithium product from commercial scale refinery	• Negotiations in-progress with initial strategic partners for long-term offtake of commercial quantities of lithium hydroxide (LiOH) product

Claystone to LiOH Business

US DOE Grant: $2.3M to Support Construction of Demonstration Claystone to LiOH System

US Department of Energy Secretary Jennifer Granholm Tours American Battery Technology Company Commercial Facilities



Construction of Demonstration Scale Claystone to LiOH System

1) Construction of ~5 tonnes/day feed rate integrated demonstration system
2) Manufacturing of battery grade LiOH to be evaluated by strategic customers
3) Continued optimization of operations for commercial scale refinery

Project Start Date	**October 2021**
Project End Date	**March 2025**
Awarded Amount	**$2.3M**
Received	**$1.7M**
Remaining	**$0.6M**

Claystone to LiOH Business

US DOE Grant: $57.7M to Support Construction of Demonstration Claystone to LiOH System


THE WHITE HOUSE
WASHINGTON
>> The President: Well, we're happy you're doing it and happy for your innovation. Thank you.
WHITEHOUSE.GOV
>> Mr. Melsert: And again, like I said, we're happy that you and the country are taking this risk with us.
WHITEHOUSE.GOV

Construction of Commercial Scale Claystone to LiOH System

1) Initial capacity of 5,000 tonnes LiOH/yr, with ability to scale up to 30,000 tonnes LiOH/yr
2) Construction directly on ABTC's lithium resource near Tonopah, NV
3) Currently in negotiations for long-term offtake of LiOH product with strategic customers

Project Start Date	**August 2023**
Project End Date	**July 2028**
Awarded Amount	**$57.7M**
Received	**$1.7M**
Remaining	**$56.0M**

FY 2024 Financial Summary

	FY24	FY23	Notes
Revenue	$344k	$0	First company revenue, generated from sales of commercial quantities of recycled products
Funding from Government Grants	$3.3M	$0.9M	Increase as additionally awarded grants contracted within fiscal year
Cash			
Used in Investing Activities	$12.9M	$36.7M	Reduction in capital expenses for first recycling facility
Used in Operating Activities	$16.7M	$13.4M	Increased operations at first battery recycling facility
Used in Redemption of Convertible Notes	$18.0M	$0	Redemptions of $25M Note that was issued in August 2023
Cash Balance, end of year	$7.0M	$2.3M	Increase in balance
Remaining Balance on Contracted Government Grants, *end of year**	$67.4M	$1.9M	Significant balance remaining on contracted multi-year government grants
Allocated Transferrable Investment Tax Credits, *end of year*	$59.6M	$0	Significant allocated award to be monetized

*Additionally, ABTC selected for $150M federal funding for new battery recycling facility

Annual Shareholder Meeting to be held November 2024

Thank You

www.americanbatterytechnolog.com
info@batterymetals.com